Exhibit 32

                                  CERTIFICATION


     To my knowledge, this Report on Form 10-Q of Tri-County Financial Corporation (the "Company") for the quarter ended March 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                      By: /s/ Michael L. Middleton
                                          --------------------------------------
                                          Michael L. Middleton
                                          President and Chief Executive Officer



                                      By: /s/ William J. Pasenelli
                                          --------------------------------------
                                          William J. Pasenelli
                                          Executive Vice President and Chief
                                           Financial Officer

May 12, 2004